Exhibit 99.1
                                                      Page 1 of 1
                         CTG RESOURCES, INC.
                      Current Report on Form 8-K
                            Exhibit Index

                         Dated June 29, 1999

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

   99(1)       Exhibit Index                            Ex-99.1

   2(1)        Agreement and Plan of Merger, dated      Ex-2.1
               as of June 29, 1999, by and among
               CTG Resources, Inc., Energy East
               Corporation and Oak Merger Co.

   4(1)        Amendment to Rights Agreement,           Ex-4.1
               dated as of June 29, 1999, between
               CTG Resources, Inc. and ChaseMellon
               Shareholder Services, L.L.C., as
               Rights Agent

   99(2)       Press Release                            Ex-99.2